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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    February 20, 2003
                                                     ------------------


                        ACTIVE LINK COMMUNICATIONS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

Commission file number: 0-30220

                        Colorado                        84-0917382
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(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                         Identification No.)

1840 Centre Point Drive, Naperville, IL                  60563-9364
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(Address of principal executive offices)                (Zip Code)

                                 (630) 955-9755
              -----------------------------------------------------
               Registrant's telephone number, including area code






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)      Exhibits

              99.1     News release dated February 20, 2003.


ITEM 9.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company issued a news release on February 20, 2003. A copy of the news release is attached hereto as Exhibit 99.1.


 SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Active Link Communications, Inc.
                                    --------------------------------
                                    (Registrant)


Date: February 20, 2003             /s/ William D. Kelly
      -----------------             --------------------------------
                                    William D. Kelly
                                    Vice President and Chief Financial Officer



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
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
99.1            News release dated February 20, 2003